================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) May 6, 2004

                            PRIMA ENERGY CORPORATION
             (Exact name of Registrant as specified in its charter)

            Delaware                       0-9408                84-1097578
(State or other jurisdiction of         (Commission           (I.R.S. Employer
  incorporation or organization)        file number)         Identification No.)

                1099 18th Street, Suite 400, Denver CO    80202
               (Address of principal executive offices) (Zip Code)

                                 (303) 297-2100
              (Registrant's telephone number, including area code)

                                    No Change
          (Former name or former address, if changed from last report.)

================================================================================

                            PRIMA ENERGY CORPORATION
                                    FORM 8-K
                                   May 6, 2004

Item 7. Financial Statements and Exhibits

      The following exhibit is filed herewith pursuant to the provisions of Item 601 of Regulation S-K.

       Exhibit
      Table No.      Document                                  Exhibit No.
      ---------      --------                                  -----------

         99          Prima Energy Corporation Press               99.3
                     Release dated May 6, 2004

Item 12. Results of Operations and Financial Condition

      On May 6, 2004, Prima Energy Corporation, a Delaware corporation, issued a press release reporting financial results for the quarter ended March 31, 2004 and providing an operations update. A copy of the press release is attached to this report as Exhibit 99.3, and is incorporated herein by reference.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           PRIMA ENERGY CORPORATION
                                                 (Registrant)

Date May 6, 2004                           /s/ Neil L. Stenbuck
     -----------                           -------------------------------------
                                           Neil L. Stenbuck,
                                           Executive Vice President,
                                           Chief Financial Officer and Treasurer


                                       3